# ADMA BIOLOGICS, INC

*Improving Health for the Immune Compromised with Advanced Therapies*

## CORPORATE OVERVIEW

JUNE 2015

# FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements about ADMA Biologics, Inc. ("we" or the "Company"), including, without limitation, statements that may predict, forecast, indicate, or imply future results, performance or achievements, which may contain the words "estimate," "project," "intend," "forecast," "target," "anticipate," "plan," "planning," "expect," "believe," "will," "is likely", "will likely," "should," "could," "would," "may" or, in each case, their negative, or words or expressions of similar meaning. Such statements also include, without limitation interpretations of final data, possible characteristics of RI-002, acceptability of RI-002 for any purpose, by physicians, patients or payers, timing and ability of a filing with the U.S. Food and Drug Administration's ("FDA") of a Biologics License Application ("BLA"), likelihood and timing of FDA action with respect to any further filings by the Company, results of the clinical development, continuing demonstrations of safety, comparability of results of RI-002 to other comparably run Intravenous Immune Globulin ("IVIG") trials, improvements in clinical outcomes, market data and incidence of infection, regulatory processes, potential clinical trial initiations, potential investigational new product applications, BLAs, expansion plans, the achievement of clinical and regulatory milestones, commercialization efforts of the Company's product candidate(s) and trends relating to demand for source plasma, risks as to whether final and secondary data will be accepted as encouraging positive, or will lead to an effective or approved product, whether we will be able to demonstrate efficacy or gain necessary approvals to market and commercialize any product, whether the FDA will accept our data, permit us to submit a BLA, grant a license, or approve RI-002 for marketing, whether we will meet any of our clinical or regulatory milestones, whether we will develop any new products or expand existing ones, whether we will receive FDA approval of our new facility, whether there may be changes in regional and worldwide supply and demand for source plasma, whether we will be able to attract sufficient donors and operate our new facility effectively or profitably, whether we can sell our plasma in the marketplace at prices that will lead to adequate amounts of revenue, whether we will be able to sustain the listing of our common stock on the NASDAQ Capital Market and whether we will meet any timing targets we express.

Therefore, current and prospective security holders are cautioned that there can be no assurance that the forward-looking statements included in this document will prove to be accurate. In light of the significant uncertainties inherent to the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company, or any other person, that the objectives and plans of the Company will be achieved in any specified time frame, if at all.

The forward-looking statements contained in this document represent the Company's estimates and assumptions only as of the date of this document, and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this document as a result of new information, future events or changes in the Company's expectations, except as required by applicable law or rules. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events, to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, the risks listed under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014, and our other public filings with the U.S. Securities and Exchange Commission.

# CORPORATE HIGHLIGHTS

- Focused on Specialty, High-Titer, Human Immune Globulins (IVIG)
- Pivotal Phase III Trial for RI-002 Met Primary Endpoint
  - No reported Serious Bacterial Infections (SBI)
  - Met FDA requirement ≤ 1 SBI/Patient-Year
- RI-002 – IVIG Lead Product
  - Novel IVIG, enriched with standardized, high-levels of anti-RSV antibodies
  - Well-established FDA regulatory path to approval
  - Potential for premium pricing over standard IVIG products - unique antibody profile
- Sizeable Market Opportunity
- Multiple Near-Term, High Value Regulatory Milestones
  - BLA filing expected mid-15
  - Acceptance of BLA by FDA
  - FDA approval potential mid/late 2016
- Long-Term Supply and Manufacturing Agreements in Place
- Current and Future ADMA BioCenters Provide Source Plasma and Additional Revenue Source
- Nasdaq: "ADMA"

ADMA BIOLOGICS, INC

# BLOOD & PLASMA COMPOSITION

- Blood Contains: Plasma, Red Cells, White Cells, Platelets
- Plasma Contains: Protein, Water
- Plasma's Proteins Contain Many Therapeutic Benefits
  - IVIG is made from a key therapeutic protein in plasma
  - IgG = naturally occurring polyclonal antibodies against bacteria, fungus and viruses

## COMPOSITION OF BLOOD


45% RED & WHITE BLOOD CELLS
55% PLASMA
90% WATER
7% PROTEIN
3% OTHER
60% ALBUMIN
15% IVIG
1% FACTOR VIII
24% OTHER

ADMA's drug candidates are derived from specialized IgG proteins (IVIG)

ADMA BIOLOGICS, INC

# SIZEABLE MARKET – IVIG

## IVIG is Widely Used and Reimbursed for a Variety of On-Label and Evidence-Based Disorders
## ~$4.4 Billion US Immune Globulin (IG) Market



U.S. IVIG market (2009-13)
Billions of dollars
5
4
3
2
1
0
~$2.4
~$2.8
~$3.0
~$3.2
~$4.4
U.S. IVIG market
2009
2010
2011
2012
2013

- Intravenous immune globulin (IVIG) is a pooled plasma product from healthy blood donors, containing a range of polyclonal antibodies against common pathogens
  - IVIG is used to treat:
    - Primary immune deficiencies
    - Autoimmune diseases
    - Immune-compromised patients
    - Neuropathic diseases
  - In the U.S., IVIG products are marketed by 7 companies (e.g., Baxter, CSL Behring, Grifols, etc.)
  - Growth Drivers:
    - New research and data
    - New markets (emerging countries)
    - Aging population

## Uses Of IVIG Products

| FDA-APPROVED USES | ADDITIONAL REIMBURSED EVIDENCE-BASED USES | | |
|---|---|---|---|
| Primary immunodeficiency (PIDD) | Acquired red cell aplasia | Multiple myeloma | Rasmussen's syndrome |
| Multifocal motor neuropathy | Bone marrow transplantation | Myasthenia gravis | Renal transplant from live donor |
| B-cell chronic lymphocytic leukemia | Dermatomyositis | Neonatal hemochromatosis | Solid organ transplantation |
| Immune thrombocytopenic purpura | Enteroviral meningoencephalitis | Parvovirus B19 | Staphylococcal toxic shock |
| Kawasaki syndrome | Established bacterial sepsis | Pediatric HIV | Systemic lupus erythematosus |
| Chronic inflammatory demyelinating polyneuropathy | Multiple sclerosis | Post transfusion purpura | Toxic epidermal necrolysis |

Source: ADMA information, on file, AAAAI, FDA, Product prescribing information, United Healthcare, Aetna, L.E.K. Consulting research and analysis
Any market information for IVIG is not necessarily indicative of the market for RI-002

ADMA BIOLOGICS, INC

# SIZEABLE MARKET – INCIDENCE OF INFECTIONS AND RSV

- Lower Respiratory Tract Infection is the Most Common Infectious Cause of Death in the World
  - Stated by the World Health Organization
- Most Bacterial Pneumonias are Preceded by a Viral Upper Respiratory Tract Infection (URTI)
  - Viral URTI Impairs the Normal Defenses Against Bacterial Infections
- RSV Infection is the Most Common Viral Cause of Pneumonia in Children and Infants and the Second Most Common Cause of Viral Pneumonia in Adults

## RESPIRATORY SYNCYTIAL VIRUS (RSV) OVERVIEW

- RSV Infection is a Serious Problem for Immune-Compromised Patients
- Approximately 5-15% RSV Infection Rate in Immune-Compromised Patient Populations
- RSV-Infected Hematopoietic Stem Cell Transplant (HSCT) Patients have Poor Prognosis:
  - 41% of untreated patients progress to lower respiratory tract (LRT) disease
  - Approximately 25% of patients treated with current standard of care (eg. ribavirin) progress to LRT disease
  - LRT disease has up to 40% mortality rate
- RSV season typically lasts for up to 30 weeks depending upon geographic location

# SIZEABLE MARKET- PIDD

- RI-002 is Targeted to Immune-Compromised Patients
- Initial Indication Patient Target: Primary Immune Deficiency Disease (PIDD)
- 250,000 PIDD Patients in the US, 50% are Treated with IVIG (~125,000)

| CLASS | EST. INCIDENCE (US POPULATION) | COMMENTS | TARGET POPULATION NUMBERS |
|---|---|---|---|
| Common Variable Immune Deficiency (CVID) | 1 in 25,000 to 1 in 50,000 (7,000-14,000 patients) | 30% to 50% of these patients have both T-Cell and B-cell deficiencies, some with CLD | 2,000 to 5,000 patients |
| Severe Combined Immune Deficiency Syndrome (SCID) | New diagnoses of ~100 cases reported each year | SCID patients lack T and B -cell function, many receive bone marrow transplant upon diagnosis, many require IVIG treatments post transplant | 500-1,000 patients on IVIG post transplant |
| Wiskott-Aldrich Syndrome (WAS) | 4 in every 1 million males has the disorder - sometimes not diagnosed until adulthood | WAS patients lack T-cell function, many receive bone marrow transplant upon diagnosis, many require IVIG treatments post transplant | 600 patients on IVIG therapy |
| DiGeorge Syndrome (DGS) | 1 in 4,000 births suffers from DGS (700-800 patients) | 70%+ of these patients have both T-Cell and B-cell deficiencies | 1,000 patients receive IVIG therapy |
| Ataxia Telangiectasia (AT) | 1 in 40,000 to 1 in 100,000 | Patients typically have neuromuscular issues along with T-cell immunodeficiency; patients are more susceptible to infection and to cancer | 3,000 to 8,000 patients |
| X-Linked Hyper IgM Deficiency (XHMD) | 2 in every 1,000,000 males | Patients have low levels of three other classes of antibodies: immunoglobulin G (IgG), immunoglobulin A (IgA), and immunoglobulin E (IgE) | 350 patients receive IVIG therapy |
| X-Linked Agammaglobulinanemia (XLA) | 1 in 10,000 are diagnosed with XLA (35,000 patients) | The absence of functional BTK protein blocks B cell development, many patients require more frequent IVIG infusions (3 weeks v. 4 weeks) | 3,500 patients are more susceptible to viral infections |

**Target Patient Population of 8,500 to 15,000 patients**

ADMA BIOLOGICS, INC

# MARKET OVERVIEW – PIDD AND INFECTIONS

- In a Limited and Subjective Survey Conducted on our Behalf, Physicians Polled were Found to have the Following Views Regarding PIDD Patients:

Higher RSV concern ↑ / ↓ Lower RSV concern

| Patient types | RSV ranking within most concerning infections* | Most concerning infection* |
|---|---|---|
| < 5 years old, T-cell / combined immune deficiency | #3 | Bacterial pneumonia |
| > 5 years old, chronic lung problems | #4 | Bacterial pneumonia |
| > 5, with T-cell or combined immune deficiency | #9 | Bacterial pneumonia |
| Other | #11 | Bacterial pneumonia |

Note: * List of infections in survey includes RSV, herpes virus, enterovirus, CMV, MRSA, viral pneumonia, bacterial pneumonia, meningitis, clostridium difficile, staphylococcal infections, and other (free response)
Source: L.E.K. survey, interviews and analysis

- Responding physicians viewed bacterial infections as the most concerning infection in PIDD patients
- Responding immunologists and infectious disease specialists both recognized the serious nature of RSV infections and its resulting complications among their patients

# SIZEABLE MARKET – ADMA PRODUCTS

## PIDD RISK FACTORS FOR INFECTION:

- Type and Severity of Immune Deficiency
- Age
- Impaired Pulmonary Function
  - Bronchiectasis
  - Asthma
  - History of respiratory infection / Environmental conditions

## POTENTIAL FOLLOW-ON INDICATION POPULATIONS:

- Hematopoietic Stem Cell Transplant (HSCT)
  - ~25,000 procedures/year performed in the US
- Solid Organ Transplant (Lung, Heart, Liver And Multi-Organ)
  - ~11,000 solid organ transplants/year (excluding kidney transplants) performed in the US
- Cancer Patients Receiving Chemotherapy
  - 375,000 patients/year receive chemotherapy in the US (winter months)

# HOW IS RI-002 DIFFERENT THAN OTHER IVIG PRODUCTS?


STANDARD IVIG
RI-002
STANDARDIZED, HIGH-LEVELS OF RSV ANTIBODIES

- **Meets FDA Requirements for IVIG Products**
  - Donor pool size > 1,000
  - Minimum titers to certain infectious agents – release testing specifications
  - Polyclonal antibodies meet FDA requirements
- **Standardized Elevated Levels of RSV Neutralizing Antibodies**
  - Release specification for RSV on Certificate of Analysis (COA)
  - Eliminates lot-to-lot variation

# LEAD PRODUCT CANDIDATE (RI-002)

## RI-002

**Polyclonal IVIG Product Enriched with Standardized, High-Levels of Anti-RSV Antibodies**

- Efficacy Confirmed - Met Phase III Primary Endpoint
- Targeted to Immune-Compromised Patients
  - Initial indication: Primary Immune Deficiency Disease (PIDD)
  - Potential follow-on indications:
    - Hematopoietic stem cell transplant (HSCT)
    - Solid organ transplant
    - Chemotherapy
    - Other immune-compromised patients
- RI-002 Offers Clinicians an IVIG Product that Provides:
  - Various Polyclonal Antibodies (eg, S. pneumoniae, CMV, H flu Type B. etc.)
  - Standardized high levels of neutralizing RSV antibodies
  - Immediate availability of neutralizing polyclonal and RSV antibodies



ADMA BIOLOGICS, INC

# PHASE III DATA REVIEW
# PRIMARY & SECONDARY OUTCOMES

**JUNE 2015**

# POSITIVE DATA FOR RI-002 IN PHASE III CLINICAL TRIAL

## Pivotal Phase III Trial Met Primary Endpoint

- RI-002 Prevented Serious Bacterial Infections like Bacterial Pneumonia, Osteomyelitis and Bacterial Sepsis

Trial was based on:
FDA's "Guidance for Industry: Safety, Efficacy and Pharmacokinetic Studies to Support Marketing of Immune Globulin Intravenous (Human) as a Replacement Therapy for Primary Humoral Immunodeficiency" (CBER, June 2008)

| PATIENT POPULATION | PRIMARY IMMUNE DEFICIENCY DISEASE (PIDD) |
|---|---|
| PRIMARY ENDPOINT | *Rate of Serious Bacterial Infection (SBI) per Patient-Year must be ≤ 1 SBI per Patient-Year |
| RESULTS | RI-002 demonstrated no SBI in 55 patient/years<br>These results met the FDA requirement of ≤ 1 SBI per Patient-Year |
| SECONDARY ENDPOINTS | Safety, incidence of all infections, missed days of work or school, hospitalizations, ER visits, antibiotic use<br>PK profile of total IgG and specific antibody level testing for H. flu type B, CMV, measles, tetanus and RSV |

*A serious infection is defined by FDA to be: bacteremia / sepsis, bacterial meningitis, osteomyelitis / septic arthritis, bacterial pneumonia and visceral abscess.

## Patient Demographics

| CHARACTERISTICS/ STATISTICS | TOTAL (SUBJECTS=59) | 3-WEEK CYCLE (SUBJECTS=19) | 4-WEEK CYCLE (SUBJECTS=40) |
|---|---|---|---|
| AGE (YEARS) | | | |
| N | 59 | 19 | 40 |
| MEAN (SE) | 41.8 (2.84) | 38.6 (4.94) | 43.3 (3.48) |
| SD | 21.78 | 21.53 | 22.01 |
| MIN, MAX | 3, 74 | 5, 70 | 3, 71 |
| AGE GROUP | | | |
| 2-6 YEARS | 2 (3.4%) | 1 (5.3%) | 1 (2.5%) |
| 7-11 YEARS | 4 (6.8%) | 1 (5.3%) | 3 (7.5%) |
| 12-16 YEARS | 5 (8.5%) | 1 (5.3%) | 4 (10.0%) |
| >16 YEARS | 48 (81.4%) | 16 (84.2%) | 32 (80.0%) |
| SEX | | | |
| MALE | 28 (47.5%) | 7 (36.8%) | 21 (52.5%) |
| FEMALE | 31 (52.5%) | 12 (63.2%) | 19 (47.5%) |

Data on file, ADMA Biologics

## Primary Endpoint

| | TOTAL | | | 3-WEEK CYCLE | | | 4-WEEK CYCLE | | |
|---|---|---|---|---|---|---|---|---|---|
| | Total Events [1] | Subjects (N=59) n (%) [2] | Infusions (I=793) n (%) [3] | Total Events [1] | Subjects (N=19) n (%) [2] | Infusions (I=294) n (%) [3] | Total Events [1] | Subjects (N=40) n (%) [2] | Infusions (I=499) n (%) [3] |
| SERIOUS BACTERIAL INFECTION | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |

*A serious infection is defined by FDA to be: bacteremia / sepsis, bacterial meningitis, osteomyelitis / septic arthritis, bacterial pneumonia and visceral abscess.

Data on file, ADMA Biologics

ADMA BIOLOGICS, INC

## Number of Days Lost from Work/ School/ Day Care Due to Infections and their Treatment

| STATISTICS | TOTAL (SUBJECTS=59) | 3-WEEK CYCLE (SUBJECTS=19) | 4-WEEK CYCLE (SUBJECTS=40) |
|---|---|---|---|
| TOTAL DAYS MISSED IN THE STUDY | 93 | 27 | 66 |
| NO. OF DAYS MISSED PER PERSON PER YEAR | 1.66 | 1.56 | 1.71 |
| 1-SIDED 95% UPPER BOUND | 1.97 | 2.14 | 2.09 |

Data on file, ADMA Biologics

## Hospitalizations Due to Infection

| SUMMARY CATEGORY | TOTAL (SUBJECTS=59) | 3-WEEK CYCLE (SUBJECTS=19) | 4-WEEK CYCLE (SUBJECTS=40) |
|---|---|---|---|
| TOTAL HOSPITALIZATIONS DUE TO INFECTIONS | 1 | 0 | 1 |
| NUMBER OF DAYS OF HOSPITALIZATION | 5 | 0 | 5 |
| HOSPITALIZATIONS PER SUBJECT PER YEAR | 0.018 | 0.000 | 0.026 |

Data on file, ADMA Biologics

## Unscheduled Medical Visits to ER or Physician's Office Due to Infection

| SUMMARY CATEGORY | TOTAL (SUBJECTS=59) | 3-WEEK CYCLE (SUBJECTS=19) | 4-WEEK CYCLE (SUBJECTS=40) |
|---|---|---|---|
| TOTAL VISITS IN THE STUDY | 54 | 18 | 36 |
| VISITS PER PERSON PER YEAR | 0.966 | 1.041 | 0.933 |
| 1-SIDED 95% UPPER BOUND | 1.209 | 1.533 | 1.227 |

Data on file, ADMA Biologics

# CLINICAL TRIAL DATA REVIEW

## Study Drug Related TEAEs[1] Occurring in >5% of Subjects

| | Total | | | 3-Week Cycle | | | 4-Week Cycle | | |
|---|---|---|---|---|---|---|---|---|---|
| Preferred Team | Total Events [1] | Subjects (N=59) n (%) [2] | Infusions (I=793) n (%) [3] | Total Events [1] | Subjects (N=19) n (%) [2] | Infusions (I=294) n (%) [3] | Total Events [1] | Subjects (N=40) n (%) [2] | Infusions (I=499) n (%) [3] |
| Subjects / Infusions With > 1 Event | 55 | 26 (44.1) | 39 (4.9) | 22 | 10 (52.6) | 17 (5.8) | 33 | 16 (40.0) | 22 (4.4) |
| Headache | 10 | 8 (13.6) | 10 (1.3) | 3 | 3 (15.8) | 3 (1.0) | 7 | 5 (12.5) | 7 (1.4) |
| Adverse Drug Reaction | 4 | 3 (5.1) | 4 (0.5) | 0 | 0 | 0 | 4 | 3 (7.5) | 4 (0.8) |
| Diarrhoea | 3 | 3 (5.1) | 3 (0.4) | 2 | 2 (10.5) | 2 (0.7) | 1 | 1 (2.5) | 1 (0.2) |
| Fatigue | 7 | 3 (5.1) | 7 (0.9) | 6 | 2 (10.5) | 6 (2.0) | 1 | 1 (2.5) | 1 (0.2) |
| Migraine | 3 | 3 (5.1) | 3 (0.4) | 1 | 1 (5.3) | 1 (0.3) | 2 | 2 (5.0) | 2 (0.4) |
| Myalgia | 4 | 3 (5.1) | 4 (0.5) | 3 | 2 (10.5) | 3 (1.0) | 1 | 1 (2.5) | 1 (0.2) |
| Pruritus | 3 | 3 (5.1) | 3 (0.4) | 0 | 0 | 0 | 3 | 3 (7.5) | 3 (0.6) |

Infusion related AE's:

- 7 patients required premedication (88% of patients required no premedication)
- 24 subjects had an AE within 1 hour after their infusion
- 31 subjects has an AE within 72 hours after their infusion

Data on file, ADMA Biologics

ADMA BIOLOGICS, INC

# CLINICAL TRIAL DATA REVIEW



Trough IgG (mg/dL)
1500.00
1000.00
500.00
0.00
Mean (± SE)
FDA Guidance – target of 500mg/dL
Screening
Infusion 1 (Baseline)
Infusion 2
Infusion 3
Infusion 4
Infusion 5
Infusion 6
Infusion 7
Infusion 8
Infusion 9
Infusion 10
Infusion 11
Infusion 12
Infusion 13

Trial Dosing:
3 week – 527.3mg/kg (n=19)
4 week – 491.1mg/kg (n=40)

Data on file, ADMA Biologics

ADMA BIOLOGICS, INC

## Maximum Fold Increase in Serum Antibody Neutralizing Titers Achieved in Populations Receiving RI-002 as Compared to their Baseline Titer Prior to RI-002 Administration

| | | TOTAL (n=31)* |
|---|---|---|
| RSV | Mean Fold Increase (s.e) | 5.3 (0.54) |
| | P Value | .0001 |
| H. Influenza | Mean Fold Increase (s.e) | 3.2 (0.25) |
| | P Value | .0001 |
| S. Pneumoniae | Mean Fold Increase (s.e) | 2.9 (0.30) |
| | P Value | .006 |

Data on file, ADMA Biologics

# TARGET TIMELINE FOR RI-002 MILESTONES


2014
2015
2016
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Phase III Dosing
Positive Phase III Data
Positive Secondary Endpoint Data
BLA Filing
FDA Review Period
Target Approval / PDUFA Date
Anticipated First Commercial Sales (RI-002)
Achieved milestones
Anticipated future milestones

ADMA BIOLOGICS, INC

ADMA BIOLOGICS, INC

# COMMERCIALIZATION & MARKET RESEARCH OVERVIEW

JUNE 2015

# US COMMERCIALIZATION STRATEGY

| | |
|---|---|
| OVERALL PLAN | • Hire small, specialty sales force targeting physicians who identify infections in immune compromised patients<br>• Immunologists, Infectious Disease, Pulmonologists, Hematologists etc. |
| ADDRESSABLE PROGRAMS | • ~500 leading specialty programs for treating PIDD patients in the US |
| KEY TARGETS | • Immunologists & Infectious Disease Physicians - Market to hospitals, physician offices/clinics, and other specialty treatment organizations who treat immune compromised patients |
| FULFILLMENT | • May use a network of national distributors to fulfill orders |
| EXPERIENCE | • Management & Board has substantial prior direct experience with marketing and selling plasma-derived therapeutics |
| ADDITIONAL STAFFING | • May include patient support, medical affairs, medical science liaisons, account managers, QA/QC, regulatory affairs, reimbursement, supply-chain and logistic amongst other customary positions |

ADMA BIOLOGICS, INC

# EXPERIENCED MANAGEMENT TEAM AND BOARD OF DIRECTORS

| NAME | SELECTED CURRENT OR PAST AFFILIATIONS |
|---|---|
| **ADAM GROSSMAN**<br>Founder, President, CEO & Director | MedImmune; GENESIS BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; American Red Cross |
| **BRIAN LENZ, CPA**<br>Chief Financial Officer | KPMG; BioNJ; CorMedix |
| **JAMES MOND, M.D., PH.D.**<br>Chief Scientific Officer &<br>Chief Medical Officer | NATIONAL INSTITUTES OF HEALTH; BIOSYNEXUS Incorporated |
| **STEVEN ELMS**<br>Chairman | AISLING CAPITAL |
| **DR. JERROLD GROSSMAN**<br>Founder & Vice Chairman | GENESIS BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; immuno; New York Blood Center |
| **LAWRENCE GUIHEEN**<br>Director | Baxter; PPTA Plasma Protein Therapeutics Association; KEDRION BIOPHARMA |
| **ERIC RICHMAN**<br>Director | PharmAthene; MedImmune; HealthCare Ventures LLC |
| **DOV GOLDSTEIN, M.D.**<br>Director | AISLING CAPITAL |
| **BRYANT FONG**<br>Director | BIOMARK CAPITAL |

ADMA BIOLOGICS, INC

# MARKET RESEARCH & COMMERCIALIZATION PLANNING

- L.E.K. Consulting Engaged to Conduct ~36 Interviews Across a Range of Key Stakeholder Groups as well as a Quantitative Survey of 150 Physicians
- Interviewees Include:
  - Immunologists (n=12)
  - Infectious Disease Specialists (n=10)
  - KOL Experts (n=2)
  - Payer/Hospital P&T (n=5)
  - Biotech/Biopharmaceutical Industry (n=3)
  - ADMA Biologics KOL's and Contacts (n=4)
- Survey Respondents:
  - 76 Immunologists
  - 74 Infectious Disease Specialists

Source: L.E.K. analysis

ADMA BIOLOGICS, INC

# MARKET RESEARCH & COMMERCIALIZATION PLANNING

## Survey Participants were Presented with the Following:

### Value Proposition Proposed:

- The only intravenous immunoglobulin (IVIG) product containing polyclonal antibodies found in standard IVIG products (e.g., Carimune, Gammagard, Gamunex) as well as standardized, high levels of RSV neutralizing antibodies

### Mechanism of Action:

- Product contains naturally occurring polyclonal antibodies (e.g., Streptococcus pneumoniae, H. influenza type B, CMV, measles, tetanus amongst others) as well as standardized high levels of anti-RSV neutralizing antibodies

### Proposed Indication for Use:

- Treatment of primary immune deficiency diseases (PIDD)

### Proposed Dosing :

- 300-800 mg/kg every 21 or 28 days

Source: L.E.K. analysis

# MARKET RESEARCH SUMMARY

- Physicians Reported to be Enthusiastic About RI-002
- RI-002 is Expected to Provide Broad Immune Protection to Immune Compromised Patients with PIDD
  - Offers further optionality for patients who may benefit from a unique antibody profile IVIG option
  - Regular prophylactic treatment with immune-boosting IVIG is commonly considered the standard of care for immune deficient patients, as a way to improve their overall immunity
    - Pathogen-specific antibody products are often used in a targeted manner on top of IVIG; however, palivizumab is commonly restricted to patients <2 years of age
    - The survey respondents report that RSV infections often result in high mortality rates following progression to the lower respiratory tract, particularly for children <5 years of age and/or patients who have chronic lung conditions

Source: L.E.K. analysis

# MARKET RESEARCH SUMMARY

- Both Immunologists and Infectious Disease Specialists
  - Responded Positively to RI-002's Overall Immunity Profile
    - Unique antibody profile – physicians noted that it would likely allow them to treat patients differentially based on patients' infection susceptibility profiles
  - Physicians expect the highest adoption of RI-002 within PIDD patients <5 years of age, as well as potential use among other young immune compromised patients
  - Due to the standardization in manufacturing and plasma pooling of RI-002, when surveyed, physicians commonly perceive it to have enhanced prophylactic and therapeutic efficacy in at-risk or infected patients
  - Payers note that given the antibody profile of RI-002 and its likely clinical benefit within PIDD patients, they would expect to cover it similarly to hyperimmune products
    - Would likely allow for reimbursement in other use cases where a clinical benefit is considered medically necessary (e.g., in transplant patients)
    - Payers believe that pricing which is in-line with current and historical products with a hyperimmunity profile (e.g., CytoGam and RespiGam) would be acceptable for a new product like RI-002

ADMA BIOLOGICS, INC

Source: L.E.K. interviews and analysis

ADMA BIOLOGICS, INC

# ADMA BIOCENTERS
# PLASMA PROCUREMENT OVERVIEW

**JUNE 2015**

# US DEMAND FOR SOURCE PLASMA IS GROWING

- **Hundreds of Diseases are Treated with Products Made from Human Plasma**
  - Over 24 million liters of source plasma collected in the US annually
  - Typical plasma collection center can collect 30,000 to 50,000 liters of source plasma annually
  - Many countries utilize US plasma for their manufacturing programs
  - New fractionation and manufacturing facilities are being established worldwide
- **Plasma Products Sold in the US Must be Manufactured only from Plasma Collected at US Approved Source Plasma Centers**
  - Many countries require use of US plasma as supply source

Number Of US FDA Approved Plasma Collection Centers


600
500
400
300
200
1
2
3
4
5
6
7
8
9

Total US Source Plasma Collections (Millions Of Liters)


30
20
10
-
1
2
3
4
5
6
7
8
9

**THE US PLASMA SUPPLY IS AMONG THE SAFEST IN THE WORLD**

ADMA BIOLOGICS, INC

# ADMA BIOCENTERS FULFILL SEVERAL IMPORTANT STRATEGIC GOALS

ADMA BioCenters

The power is in you!





- **ADMA BioCenters History**
  - Received FDA BLA approval in August 2011
  - June 2012 entered into third party multi-year supply agreement
  - Received GHA (Europe) certification in June 2013
  - Received South Korean MFDS Approval September 2014
- **Ownership of Source Plasma is a Strategic Asset**
  - Plasma collection centers provides self-sourced raw material plasma for R&D, clinical trials and commercial product manufacturing
  - Reduces exposure to market fluctuations in plasma supply and pricing
- **Plasma Collection Centers Generate Meaningful Revenues**
  - A base business which is currently revenue generating
  - Steady revenues with firm multi-year supply contracts
  - Additional centers can be opened as demand increases
  - A single plasma center can generate revenues in excess of $6+ million at full capacity
- **Expansion of 1st BioCenter Completed 3Q14**
- **2nd BioCenter Opened 4Q14**
  - FDA approval anticipated 4Q15-1Q16

ADMA BIOLOGICS, INC

# MILESTONES & FINANCIAL HIGHLIGHTS

JUNE 2015

# MILESTONES & NEWS FLOW

## COMPLETED

- Signed manufacturing and plasma supply partnership for RI-002
- IPO completed October 2013 (“ADMA”)
- Signed licensing partnership for Europe and other foreign territories
- Expanded ADMA BioCenters network, initiated 2nd center build-out & FDA review process
- Obtained foreign approval for ADMA BioCenters
- Phase III Study Update: Top-Line Positive Primary Endpoint Data Announced
- Listed on Nasdaq
- Secondary Endpoint Results from Phase III clinical trial

## FUTURE TARGETS

- Initiation of new specialty plasma collection programs at ADMA BioCenters
- FDA approval of 2nd ADMA BioCenter
- Acceptance of BLA for RI-002 by FDA – PDUFA date
- Obtain FDA approval for RI-002
- First commercial sales of RI-002

# OWNERSHIP AND FINANCIAL INFORMATION

## SHAREHOLDERS INCLUDE

Aisling Capital
Biomark Capital
Grossman Family

Broadfin Capital
Consonance Capital
Fidelity Biotechnology Fund
Franklin Templeton Biotechnology Fund
J. Goldman & Co.
PointState Capital
Telemetry Investments
Weiss Multi-Strategy Advisers, LLC
Alyeska Investment Group, L.P.

| FINANCIAL SUMMARY | AS OF 3/31/2015 |
|---|---|
| Cash, cash equivalents and short-term investments | $28,076,404 |
| Total assets | $33,927,680 |
| Total liabilities | $20,497,212 |
| Total stockholders' equity | $13,430,468 |
| Revenue for 1Q15 | $1,503,106 |
| Common shares outstanding | 10,705,573 |
| Fully diluted shares outstanding | 12,185,002 |

ADMA BIOLOGICS, INC

# CORPORATE HIGHLIGHTS

- Focused on Specialty, High-Titer, Human Immune Globulins (IVIG)
- Pivotal Phase III Trial for RI-002 Met Primary Endpoint
  - No reported Serious Bacterial Infections (SBI)
  - Met FDA requirement ≤ 1 SBI/Patient-Year
- RI-002 – IVIG Lead Product
  - Novel IVIG, enriched with standardized, high-levels of anti-RSV antibodies
  - Well-established FDA regulatory path to approval
  - Potential for premium pricing over standard IVIG products - unique antibody profile
- Sizeable Market Opportunity
- Multiple Near-Term, High Value Regulatory Milestones
  - BLA filing expected mid-15
  - Acceptance of BLA by FDA
  - FDA approval potential mid/late 2016
- Long-Term Supply and Manufacturing Agreements in Place
- Current and Future ADMA BioCenters Provide Source Plasma and Additional Revenue Source
- Nasdaq: "ADMA"